Exhibit 99.1

AAR CORP. All rights reserved worldwide. Confidential and proprietary document. 0 Baird 2019 Global Industrial Conference November 6, 2019

AAR CORP. All rights reserved worldwide. Confidential and proprietary document. 1 Forward - Looking Statements This presentation includes certain statements relating to future results, which are forward - looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995 . These forward - looking statements are based on beliefs of Company management, as well as assumptions and estimates based on information currently available to the Company, and are subject to certain risks and uncertainties that could cause actual results to differ materially from historical results or those anticipated, including those factors discussed under Item 1 A, entitled “Risk Factors,” included in the Company’s most recent Form 10 - K . Should one or more of these risks or uncertainties materialize adversely, or should underlying assumptions or estimates prove incorrect, actual results may vary materially from those described . These events and uncertainties are difficult or impossible to predict accurately and many are beyond the Company’s control . The Company assumes no obligation to update any forward - looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events . For additional information, see the comments included in AAR’s filings with the Securities and Exchange Commission .

AAR CORP. All rights reserved worldwide. Confidential and proprietary document. 2 Aviation Services Market Expert Since 1955 Leading independent provider of aviation services to commercial and government markets NYSE: AIR $2B revenue 65 years as a market leader in aviation support Approximately 6,000 employees in over 20 countries Close - to - the - customer business model

AAR CORP. All rights reserved worldwide. Confidential and proprietary document. 3 Company Overview Integrated Solutions • Flight hour - based component support • Contractor logistics support (CLS) • Performance - based logistics (PBL) • Serviceable and OEM factory - new parts • Engine solutions, management, leasing and exchange • Aircraft sales and leasing • Online P AAR TS TM Store Parts Supply • Airframe MRO • Component repair • Landing g ear • Wheels and brakes • Engineering services Repair & Engineering • Composites: structures and interiors • Mobility Systems: shelters, containers, pallets Manufacturing 65% Commercial and 35% Government Aviation Services Expeditionary Services

Corporate Strategy

Connected Businesses | IP | International | Digital | Independent

$0 to $2B	Strategic Growth Imperatives	$2B+
✓ Entrepreneurial	Drive connected businesses that reinforce collective growth prospects	✓ Fewer, more integrated businesses
✓ Nimble	Expand margins through differentiated capabilities / intellectual property	✓ Intellectual property
✓ Portfolio	Utilize data and digital solutions to improve offerings and efficiency	✓ Predictable revenue
	Leverage independence to offer OEM/airline alternative	✓ Scale, global
	Increase international presence	✓ Entrepreneurial
	Attract, empower and deploy exceptional, entrepreneurial talent	

Be the Leading Independent Aviation Services Provider Globally

AAR
AAR CORP. All rights reserved worldwide. Confidential and proprietary document.
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AAR CORP. All rights reserved worldwide. Confidential and proprietary document. 5 Connected Businesses Model Unique Value Proposition Parts Supply • Transactional data collection • Exclusive relationships with OEMs and customers • Inventory pooling with programs Repair & Engineering • Strategic relationships with airlines • Technical repair knowledge and data collection • Develop parts for internal and external consumption Integrated Solutions • Strategic relationships with airlines, MROs, OEMs and repair vendors • Fuel parts supply business • Fund component repair capability development • Long - term contracts / predictable revenue Integrated businesses leveraged to reinforce and grow the whole

AAR CORP. All rights reserved worldwide. Confidential and proprietary document. 6 Differentiated Capabilities and Predictable Revenue Parts Supply Repair & Engineering Integrated Solutions • Exclusive aftermarket parts supply contracts • Exclusive new parts OEM distribution contracts • Long - term new parts supply contracts with comm’l and gov’t customers • Digital channels to market • Long - term contractual maintenance relationships • Proprietary (DER) repair development and utilization • PMA utilization • OEM partnerships and licensing • Long - term contracts with government and commercial customers • Increase internal repair content • More PMA/DER usage and partnerships

AAR CORP. All rights reserved worldwide. Confidential and proprietary document. 7 Parts Supply: Overview Key OEM Partners Key offerings Customers • Serviceable and OEM factory - new parts • Engine solutions, management, leasing and exchange • Aircraft sales and leasing • Online P AAR TS TM Store

Repair & Engineering: Overview

Employees **3,600** | Sites **14**


Hangars
Components
Landing Gear
Engineering Services

#1 MRO
In Americas

>5.5M
Man Hours

950+
Aircraft

600+
Landing gears

3,000+
Aircraft Maintenance Technicians

30+
ATA Chapters

25,000+
Components Repaired

Oklahoma City	Indianapolis	Miami	Duluth	Rockford	Trois-Rivières	Windsor	New York	Amsterdam
• Narrow body & regional MRO • 300,000 SF	• Narrow & wide body MRO • 1.1 million SF	• Narrow & wide body MRO • 226,000 SF • Landing gear MRO • 150,000 SF	• Narrow body MRO • 188,000 SF	• Narrow & wide body MRO • 200,000 SF	• Narrow body & regional MRO • 150,000 SF	• Narrow & wide body MRO • 143,000 SF	• Commercial & military component repair • 150,000 SF	• Commercial & military component repair • 80,000 SF

AAR

AAR CORP. All rights reserved worldwide. Confidential and proprietary document.
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AAR CORP. All rights reserved worldwide. Confidential and proprietary document. 9 Integrated Solutions: Overview Commercial: Flight - hour - based component support | Government: Contractor Logistics Support , supply chain management 250,000 repair transactions “Tailored, deployable, scalable” Supply Management • Aggregated and leveraged company - wide spend • Center - led with on - site coordination and control • Real - time supplier management tool Planning • Inventory and materials planning • Tight linkages to customer operations planning • Shared, pragmatic graduate personnel Repair Cycle Mgmt • Integrated processes, tools and people • Balanced mix of front - and back - office personnel • Active tools to increase time on wing and reduce life cycle cost Technical Engineering • Removal history and reliability databases • On - staff engineers (DERs) • Configuration management support 46 commercial & government fleets 37 countries $4B government assets managed 55% of IS - G workforce cleared Maintenance • Total Solutions across all lines of maintenance • Integrated quality and supply maintaining configuration and traceability • Deployable field teams including downed aircraft recovery

AAR CORP. All rights reserved worldwide. Confidential and proprietary document. 10 Digital Solutions: Overview P AAR TS TM Store E - commerce portal AIR volution TM Parts repair management software • > 1 million parts available online • Factory - new parts from > 30 OEMs • Overhauled, serviceable and repairable parts • Immediate purchase and checkout • Cloud - based solution for aircraft component repair management • Maximizes repair cycle efficiencies and reduces operational costs • Integrates with existing systems AAR IVE ® Self - service portal • Online self - service tool for flight - hour component support customers • Access to pool parts, required paperwork ahead of part shipment and tracking of orders in real time

AAR CORP. All rights reserved worldwide. Confidential and proprietary document. 11 $1.27 $1.45 $1.73 $2.44 14.2% 19.3% 41.0% FY16A FY17A FY18A FY19A $739 $851 $983 $1,023 10.5% 9.5% 9.2% 11.3% FY16A FY17A FY18A FY19A $77.8 $80.5 $90.5 $115.3 5.1% 5.1% 5.2% 5.6% FY16A FY17A FY18A FY19A $1,525 $1,591 $1,748 $2,052 4.3% 9.9% 17.4% FY16A FY17A FY18A FY19A Historical Financial Performance ($M) Adjusted Operating Income and Margin Revenue and Growth See the Appendix for reconciliations of non - GAAP financial measures Invested Capital and Adjusted Pretax ROIC Adjusted Diluted EPS from Continuing Operations

AAR CORP. All rights reserved worldwide. Confidential and proprietary document. 12 Q1 FY20 Income Statement Highlights in millions except EPS Q1 FY20 Q1 FY19 Variance Sales $541.5 $466.3 $75.2 Gross Profit $81.6 $71.2 $10.4 % Margin 15.1% 15.3% (0.2%) SG&A $58.1 $48.2 $9.9 % Margin 10.7% 10.3% 0.3% Operating Income $22.8 $22.4 $0.4 % Margin 4.2% 4.8% -0.6% Interest Expense, net $2.1 $1.6 $0.5 Income Tax Expense $3.4 $2.3 $1.1 Income from Continuing Ops $17.1 $18.9 ($1.8) Adjusted Income from Continuing Ops $20.0 $18.8 $1.2 Diluted EPS – Continuing Ops $0.49 $0.54 ($0.05) Adjusted Diluted EPS – Continuing Ops $0.57 $0.54 $0.03

AAR CORP. All rights reserved worldwide. Confidential and proprietary document. 13 FY20 – Financial Guidance P&L Metrics FY20 Guidance Sales $2.1 to $2.2 Billion Adjusted Diluted EPS $2.45 – $2.65 Other Metrics SG&A % of Sales ~ 10.5% Effective Tax R ate 24%

AAR CORP. All rights reserved worldwide. Confidential and proprietary document. 14 AAR Investment Highlights 1 2 3 4 Supportive macroeconomic environment with strong global aviation aftermarket growth and robust government spending expected Leading aftermarket parts supplier distinctly positioned to benefit from market dynamics Largest independent aerospace distributor of OEM factory - new parts leveraging exclusive relationships and unique sales channels #1 Americas MRO footprint enables integrated services model 6 Strong balance sheet supports continued investments in growth and/or increased capital return to shareholders 5 Integrated solutions offering well - positioned for continued growth in both government and commercial markets Unique Combination of Integrated Services Leveraging Our Independent Market Position

AAR CORP. All rights reserved worldwide. Confidential and proprietary document. 15 Appendix

AAR CORP. All rights reserved worldwide. Confidential and proprietary document. 16 Non - GAAP Financial Measures Adjusted operating income, adjusted diluted earnings per share from continuing operations, adjusted return on invested capital, adjusted EBITDA, and net debt are “non - GAAP financial measures” as defined in Regulation G of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). We believe these non - GAAP financial measures are relevant and useful for investors as they provide a better understanding of our actual operating performance unaffected by the impact of certain items. When reviewed in conjunction with our GAAP results and the accompanying reconciliations, we believe these non - GAAP financial measures provide additional information that is useful to gain an understanding of the factors and trends affecting our business and provide a means by which to compare our operating performance against that of other companies in the industries we compete. These non - GAAP measures should be considered as a supplement to, and not as a substitute for, or superior to, the corresponding measures calculated in accordance with GAAP. Adjusted EBITDA is income from continuing operations before interest income (expense), other income (expense), income taxes, depreciation and amortization, stock - based compensation and other items of an unusual nature. These non - GAAP measures exclude items of an unusual nature including but not limited to certain income tax benefits, severance, restructuring costs, facility repositioning costs and impairment charges, investigation and remediation compliance costs, gains on certain asset sales, and significant customer bankruptcies. Pursuant to the requirements of Regulation G of the Exchange Act, we are providing the following tables that reconcile the above mentioned non - GAAP financial measures to the most directly comparable GAAP financial measures:

Non-GAAP Financial Measures

Adjusted Diluted EPS from Continuing Operations

	FY2016	FY2017	FY2018	FY2019	Q1 FY19	Q1 FY20
Diluted EPS from continuing operations	$ 1.30	$ 1.51	$ 2.11	$ 2.40	$ 0.54	$ 0.49
Deferred tax re-measurement from Tax Reform	-	-	(0.41)		-	-
State income tax benefit	-	-	(0.06)	(0.15)	-	-
Recognition of previously reserved income tax benefits	-	-	-	(0.19)	-	-
Other income tax benefits	(0.07)	-	-	-	-	-
Customer bankruptcy charge, net of tax	-	-	-	0.27	-	-
Gain on asset disposal, net of tax	-	(0.08)	-	-	-	-
Investigation and remediation compliance costs, net of tax	-	-	-	0.08	-	0.07
Facility repositioning and impairment costs, net of tax	0.02	-	-	0.02	-	-
Severance and restructuring charges, net of tax	0.02	0.02	0.09	0.01	-	0.01
Adjusted Diluted EPS from Continuing Operations	**1.27**	**1.45**	**1.73**	**2.44**	**0.54**	**0.57**

Adjusted Return on Invested Capital

	FY2016	FY2017	FY2018	FY2019
Operating income	$ 75.5	$ 82.3	$ 86.0	$ 98.3
Customer bankruptcy charge	-	-	-	12.4
Gain on asset disposal	-	(2.6)	-	-
Investigation and remediation compliance costs, net of tax	-	-	-	3.5
Facility repositioning and impairment costs	1.0	-	-	0.9
Severance and restructuring charges	1.3	0.8	4.5	0.2
Adjusted Operating Income	**77.8**	**80.5**	**90.5**	**115.3**
Invested capital	**739.0**	**851.0**	**983.0**	**1,023.0**
Adjusted Return on Invested Capital	**10.5%**	**9.5%**	**9.2%**	**11.3%**

AAR
AAR CORP. All rights reserved worldwide. Confidential and proprietary document.
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AAR CORP. All rights reserved worldwide. Confidential and proprietary document. 18 Non - GAAP Financial Measures (Cont’d) Adjusted EBITDA FY2019 Q1 FY19 Q1 FY20 (In millions) Net income 7.5$ 15.1$ 4.4$ Loss from discontinued operations 76.6 3.8 12.7 Income tax expense (benefit) 4.9 2.3 3.4 Other expense (income), net 0.8 (0.4) 0.2 Interest expense, net 8.5 1.6 2.1 Depreciation and intangible amortization 42.8 10.1 10.8 Customer Bankruptcy Charge 12.4 - - Investigation and remediation compliance costs 3.5 - 3.1 Severance charges (reversals) 0.2 (0.1) 0.7 Facility repositioning costs 0.9 - - Stock-based compensation 13.5 4.0 4.3 Adjusted EBITDA 171.6$ 36.4$ 41.7$ Net Debt to Adjusted EBITDA 8/31/2019 (In millions) Total debt 203.3$ Less: Cash and cash equivalents (39.9) Net debt 163.4$ Adjusted EBITDA over last 12 months 176.9$ Net debt to adjusted EBITDA 0.92

AAR CORP. All rights reserved worldwide. Confidential and proprietary document. 19 Non - GAAP Financial Measures (Cont’d) Adjusted Income from Continuing Operations Q1 FY19 Q1 FY20 (In millions - unaudited) Income from Continuing Operations 18.9$ 17.1$ Investigation and remediation compliance costs, net of tax - 2.4 Severance and restructuring charges (reversals), net of tax (0.1) 0.5 Adjusted Income from Continuing Operations 18.8$ 20.0$